SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 18, 2001




                         SENIOR HOUSING PROPERTIES TRUST

               (exact name of registrant as specified in charter)



      Maryland                     001-15319                   04-3445278
  (State or other                 (Commission               (I.R.S. employer
  jurisdiction of                 file number)            identification number)
   incorporation)



400 Centre Street, Newton, Massachusetts                               02458
(Address of principal executive offices)                            (Zip code)








        Registrant's telephone number, including area code: 617-796-8350



                                  _____________

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

4.1 Form of Supplemental Indenture No. 1 to Indenture by and between Senior Housing Properties Trust and State Street Bank and Trust Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SENIOR HOUSING PROPERTIES TRUST



                               By: /s/ John R. Hoadley
                                   John R. Hoadley
                                   Treasurer and Chief Financial Officer


Date:  December 18, 2001